UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

FLUX POWER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 10, 2019, Flux Power, Inc. (“Flux”), a wholly owned subsidiary of Flux Power Holdings, Inc. (the “Registrant”), entered into (i) that certain Second Amended and Restated Credit Facility Agreement (“Second Amended Credit Facility”) with Esenjay Investments, LLC (“Esenjay”), Cleveland Capital, L.P. (“Cleveland”), Otto Candies, Jr., Paul Candies, Brett Candies, Winn Interest, Ltd., David A. Modesett, and Helen M. Tabone (the “Lenders” or the “Lender”) to amend and restate the terms of that certain Amended and Restated Credit Facility Agreement dated March 28, 2019 to increase the line of credit under such agreement from $7,000,000 to $10,000,000 (“LOC Increase”), and (ii) that certain Amendment No. 1 to the Amended and Restated Security Agreement to amend the Amended and Restated Security Agreement dated March 28, 2019 to reflect the Second Amended Credit Facility. In connection therewith, each Lender and Flux entered into an amendment to amend their respective secured promissory note to reflect the LOC Increase.

Esenjay is a major stockholder of the Registrant (owning approximately 61.4% of the outstanding common stock of the Registrant as of September 12, 2019). Michael Johnson, a current member of the Registrant’s board of directors, is a director and beneficial owner of Esenjay. Cleveland is a minority stockholder of the Registrant, and also a lender pursuant to that certain Loan Agreement dated July 3, 2019, by and among Flux, the Registrant and Cleveland, as amended on September 1, 2019 (the “Loan Agreement”). Pursuant to the Loan Agreement, Cleveland provided a loan to Flux for $1,000,000 (“Cleveland Loan”). The obligations owed to Cleveland under the Loan Agreement is evidenced by that certain Unsecured Promissory Note originally issued July 3, 2019 and amended on September 1, 2019. In connection with the Cleveland Loan, the Registrant issued Cleveland a three-year warrant to purchase shares of its common stock.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1	Second Amended and Restated Credit Facility Agreement
10.2	Amendment No. 1 to the Amended and Restated Security Agreement
10.3	Form of Amendment to the Unsecured Promissory Note
10.4	Form of Amendment to the Amended and Restated Secured Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

Dated: October 16, 2019	By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

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